UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): February 19, 2011

WELLSTONE FILTER SCIENCES, INC.

 (Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-28161

33-0619264

(Commission File Number)     (IRS Employer Identification No.)

710 Market Street, Chapel Hill, North Carolina 27615

(Address of principal executive offices and zip code)

(919) 370-4408

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

This Form 8-K and other reports filed by Wellstone Filter Sciences, Inc. from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to Wellstone Filter Sciences, Inc.’s management, as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management, identify forward-looking statements relating to industry, our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with the audited consolidated financial statements of Wellstone Filter Sciences, Inc. as of December 31, 2009 and for the years ended December 31, 2008 and the related notes thereto, and the unaudited interim consolidated financial statements as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.

In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Wellstone Filter Sciences, Inc. and its subsidiary and controlled companies.

Item 1.01 Entry Into A Material Definitive Agreement

On February 19, 2011, we entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) dated February 14, 2011 pursuant to which we acquired  Auri Design Group, LLC (“Auri Shoes”). Auri Shoes develops and sells innovative, high quality footwear.  The parties to the Merger Agreement included the Company, its principal stockholder Learned J. Hand, Auri Shoes, the members of Auri Shoes, and ADG Acquisition, Inc., a newly-formed California corporation into which Auri Shoes will merge at Closing.

The transaction is expected to close by February 25, 2011, as extended from February 21, 2011, subject to the prior satisfaction of customary closing conditions (“Closing Date”). On the Closing Date the Company  is expected to acquire Auri Shoes by the issuance of 59,325,360 shares of Common Stock of the Company, constituting 68.4% of the outstanding shares after giving effect to their issuance and the cancellation of a 65,325,360 shares held by the Company’s prior control persons.  As of the date of this Current Report, 93,580,551 shares are issued and outstanding; after the Closing there will be 87,580,551 shares outstanding. We intend to change the name of the Company in the near future to Auri, Inc.

In addition, two stockholders of the Company have agreed to place an aggregate of 5,385,804 shares of common stock in escrow pending the satisfactory completion of a private placement.  A copy of the Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Merger Agreement and other exhibits to this Current Report are qualified in their entirety by the text of such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

At Closing, the Company is expected to issue 59,325,360 shares of common stock in exchange for all of the membership interests of Auri Shoes. There are 9 members of Auri Shoes. The Company believes the issuance of these shares is exempt from registration under the Securities Act of 1933 as a transaction not involving any public offering or solicitation. No underwriter or broker was involved.

Item 5.01  Changes In Control of the Registrant

A change of control will take place on the Closing Date from Learned J. Hand, the former  officer and director of the Company and its majority shareholder.  On the Closing Date, pursuant to the terms of the Exchange Agreement, the Company  is expected to acquire Auri Design Group, LLC by issuing 59,325,360 new shares of Common Stock of the Company, constituting 68.4% of the Company giving effect to the issuance of such shares and the cancellation of 65,325,360 shares by Mr. Hand and his spouse.   As a result of these transactions, Auri Design Group, LLC will become a wholly owned subsidiary of the Company, and the former Auri Design Group, LLC members in turn will shares of Wellstone Filter Sciences.   The persons who will obtain control on the Closing are set forth in the following table.

The anticipated beneficial ownership of our common stock is provided as of the Closing  by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each director, and named executive officer, and (iii) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. We expect to have 87,580,551 shares of common stock outstanding on the Closing.

Names and Addresses of Beneficial(1) Owners	Amount and Nature of Beneficial Ownership on Closing	% of Class

Ori Rosenbaum, President, Chief Executive Officer and nominee Director(2)	38,746,350	44.2%

Learned J. Hand, Director(3)	2,838,790	7.3%
Andrew Furia	12,049,477	13.8%
Herrington Management	4,500,000	5.1%
All directors and officers as a group (2 persons)	42,574,773	63.4%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	The address of this person is care of the company.
(3)

Address of this stockholder is 700 Market Street, Chapel Hill, North Carolina 27516.  Mr. Hand intends to resign as a director effective 10 days after from the date that a Schedule 14F is mailed to stockholders, which mailing is expected to occur on or prior to Closing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The officers and directors of the Company will be Ori Rosenbaum, Chief Executive and Financial Officer, and Learned J. Hand, director.

Ori Rosenbaum, 47, Mr. Rosenbaum is founder and majority owner of Auri Design Group, LLC (“Auri”). Auri Design Group, LLC was formed in California in January 2008 to design, develop, manufacture and sell men’s and women’s footwear. Auri utilizes unique technical materials and designs and incorporates those attributes with fashionable, contemporary styles, presenting the highest level of tactile, aesthetic and functional qualities available. The Company’s footwear products are manufactured in China and sold primarily to retail outlets throughout the United States and abroad.

In addition to his duties as Chief Executive Officer, Mr. Rosenbaum is intimately involved in all facets of the business including design, product development, manufacturing, brand positioning, marketing and sales.

Prior to forming Auri, Mr. Rosenbaum focused his engineering, process and production talents on his consulting practice, Omicron Technologies, Inc. In addition to successfully spearheading the successful launch of the southern California region for Stephen Gould Corporation, he also managed major projects for key clients, including Apple Computers, Toyota, Hewlett Packard and Oakley. He also branched out into branding and marketing, from conceptualization, to presentation and production, creating marketing collateral for brands including Jaguar and The Trump Organization. Mr. Rosenbaum has over 27 years experience as an entrepreneur, sales and marketing executive and consultant. He has a successful track record working with engineering, design and development, manufacturing distribution and brand creation, working directly with end-users to enhance market penetration and build consumer loyalty.

Learned J. Hand is the sole director and officer of the Company prior to Closing ane will resign as an officer at Closing. He remains as a director after Closing but will resign effective as of the tenth day after the mailing of this Information Statement to stockholders.

Item 8.01 Other Events.

On February 22, 2011, we issued a press release announcing the Merger Exchange Agreement. The press release is annexed hereto as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(a) , (b) Financial Statements of Business Acquired; Pro Forma Financial Information.

(c)  Shell Company Transactions.

Not Applicable.

(d)  Exhibits.

Exhibit No.	Description
2.1	Merger Agreement
99.1	Press Release dated February 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2011

Wellstone Filter Sciences, Inc.

By: /s/    Learned J. Hand

Name: Learned J. Hand

Title: Chief Executive Officer

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